LMCG FUNDS


  LMCG SMALL CAP GROWTH FUND
  LMCG TECHNOLOGY FUND

  A SHARES





ANNUAL REPORT

October 31, 2001

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

I am pleased to present the first annual report of the LMCG Funds, managed by Lee Munder Investments Ltd.

This past year has certainly been extraordinary and unfortunate and will no doubt have its own chapter in the history books. Our country and industry have suffered a terrible loss that only time will ease. At this point, our investment team is intensely focused on understanding the investment implications of this changed world and making sure the portfolios that we manage, including the Funds, are well positioned within it.

At the same time, we have been pleased with the results of our initial year of operations. This has been an extremely difficult market, and each Fund has performed well relative to its relevant benchmarks over this initial period. We monitor each Fund's performance relative to broad based market indices and - more importantly, we believe for investors - comparable mutual fund indices. For this initial period, both funds handily exceeded the performance of their respective Lipper mutual fund universes. A detailed discussion of each Fund's operations and performance is given later in this report. We believe that our strong performance helps to validate the vision that resulted in the formation of this firm.

I hope you are pleased with the performance of the Funds. If you have any questions about your current investments or any of the LMCG Funds, please contact us at 1.866.468.6337 or through our website at www.leemunder.com. Thank you for the confidence you have placed in Lee Munder Investments Ltd. We value the opportunity to work with you toward meeting your investment objectives.

Very  truly  yours,
Kenneth  L. Swan
President

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------




MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                ii         LMCG Small Cap Growth Fund
                iii        LMCG Technology Fund
                iv         LMCG FUNDS HYPOTHETICALS



SCHEDULE OF INVESTMENTS

                1          LMCG Small Cap Growth Fund
                3          LMCG Technology Fund
                4          FINANCIAL STATEMENTS
                7          FINANCIAL HIGHLIGHTS
                8          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

Following is a discussion of the results of operations of the LMCG Funds for the period from their inception to their first fiscal year end (October 31, 2001).

The Funds began operations on December 28, 2000 and are managed by Lee Munder Investments Ltd. ("LMIL"), the investment advisory arm of the Lee Munder Capital Group ("LMCG"). While we are a young firm, our founders have many years of experience managing mutual funds as well as institutional assets for clients. Lee Munder, who manages the LMCG Technology Fund, brings his many years of experience to bear in this new entity. Andrew Beja and Nick Battelle, managers of the LMCG Small Cap Growth Fund, were most recently managers of very successful small cap growth funds while at Standish Ayer & Wood. Jonathan Stone, another member of their team from Standish, will be replacing Nick Battelle as one of the lead managers on the Small Cap Team. Jonathan has been the lead analyst for the team and responsible for the technology sector for LMCG. Nick will continue to be involved in the Fund's management.

A discussion of the specific strategies for each Fund follows.

LMCG SMALL CAP GROWTH FUND

Even though the Fund's performance is negative 15.80% since its inception in December 2000, we are pleased with its relative performance. By contrast, the Russell 2000 Growth Index declined 23.32% during the same period. Similarly, the average return for the Lipper universe of small company growth funds declined 21.83%.

While we can never be pleased with negative performance, our relative outperformance indicates that the underpinnings of our style are working. The Fund was able to exceed its benchmark despite the fact that for most of the period the Fund had a higher weighting in technology than did the benchmark. At October 31, 2001, the Fund's weight in technology stocks was 35.14%, compared to 20.36% in the Russell 2000 Growth. As is typical, in addition to technology, the Fund carried relatively higher weightings in healthcare and business services throughout most of the investment period.

In general, our investment philosophy uses a fully invested approach and focuses on the highest growing aspects of the market. We also understand that markets and sectors go through cycles. Therefore, we do not attempt to time the market, because our research has shown that when the cycle turns, it does so quickly. While we may underperform on a relative basis in a down market, by investing in the types of high performance companies we seek, we hope to capture above average performance when the market favors our types of companies. We experienced such scenarios multiple times in what was a very volatile year. For example, during October 2001, immediately after the significant downturn after September 11, the Fund's performance was approximately 15.80%, while the Russell 2000 Growth Index appreciated just 9.62%. The accompanying graph demonstrates this trend throughout the year.

We would also note that portfolio turnover is not a consideration in the management of the Fund. Turnover was 238% for the period since inception. This is somewhat higher than we normally expect due to the fact that the Fund was new and was investing into a prolonged down market during the first nine months of its existence. We do expect, however, that turnover will remain in excess of 200% per year.

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

LMCG TECHNOLOGY FUND

We are very pleased with the relative performance of the Fund this year, despite an overall negative return. The Fund returned -42.30%, while the Goldman Sachs Technology Composite returned -40.27% and the average return for the Lipper universe of science and technology funds was -46.33%.

The weakness of the technology sector, and consequently the performance of the LMCG Technology Fund, was largely affected by the bursting of the speculative "bubble" with respect to technology stocks. Following a rally in late January, technology stocks experienced a sharp sell-off due to several factors: earnings visibility deteriorated, consumer confidence dropped, price/earnings ratios did not justify true earnings potential, value investing came into favor as technology oriented growth companies missed earnings forecasts and the economy was slowing at an accelerated pace. Our underperformance relative to the Goldman Sachs Technology Composite was due to our under weighting of large cap technology names such as Microsoft and AOL. Relative to other funds in the science and technology universe, our outperformance was due to our focus on market leading companies with high degrees of earning visibility, such as Exult.

Following the fundamental and technical bottom of the Goldman Sachs Technology Composite on September 21st, the technology sector rallied due to a renewed interest in growth oriented technology stocks, a shakeout of second tier technology companies, and the Fed continuing to decrease interest rates. The LMCG portfolio positioning was enhanced to benefit in turbulent markets. We increased our weighting in the semiconductor sector as well as increasing our weighting in defensive stocks such as Concord EFS and EDS.

Going forward, we continue to remain focused on building positions in quality companies, with strong balance sheets and whose stock valuations are attractive based on earnings power in 2001 and beyond.

--------------------------------------------------------------------------------
LMCG FUNDS HYPOTHETICALS AND TOTAL RETURNS
--------------------------------------------------------------------------------

The following graphs represent the performance of the LMCG Funds since inception on December 28, 2000. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the Class A shares of the Funds. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance does not predict future results. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

LMCG SMALL CAP GROWTH FUND CLASS A SHARES
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [LINE GRAPH]

                                                  LMCG SMALL CAP GROWTH                                   LIPPER SMALL COMPANY
                                                          FUND              RUSSELL 2000 GROWTH INDEX     GROWTH FUNDS AVERAGE
                                                  ---------------------     -------------------------     --------------------
12/28/00                                                   10000                       10000                       10000
                                                            9919                     9721.95                       10000
                                                         11007.8                     10508.9                       10338
                                                         9017.25                     9068.37                     9014.74
                                                         8286.48                     8243.89                     8139.41
                                                         9854.78                     9253.12                     9018.46
                                                         10043.7                     9467.45                     9262.86
                                                         10702.3                     9725.92                     9494.43
                                                         10092.2                      8896.3                     8967.49
                                                         9203.11                     8341.17                     8436.62
                                                         7274.14                     6994.91                     7119.66
10/31/01                                                 8423.45                     7667.82                     7641.53

                              GROWTH OF A $10,000 INVESTMENT                          CUMULATIVE TOTAL RETURNS
                      -----------------------------------------------         -----------------------------------------
                                        RUSSELL 2000     LIPPER SMALL                       SINCE        SINCE
                       WITH   WITHOUT         GROWTH   COMPANY GROWTH                   INCEPTION    INCEPTION
                       LOAD      LOAD         INDEX*   FUNDS AVERAGE+                      W/LOAD   W/OUT LOAD
---------------------------------------------------------------------------------------------------------------------
CLASS A -- 12/28/00   N/A++   $ 8,420   $      7,668   $        7,642                       N/A++      -15.80%

LMCG TECHNOLOGY FUND CLASS A SHARES
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [LINE GRAPH]

                                                                            GOLDMAN SACHS TECHNOLOGY        LIPPER SCIENCE &
                                                  LMCG TECHNOLOGY FUND              COMPOSITE           TECHNOLOGY FUNDS AVERAGE
                                                  --------------------      ------------------------    ------------------------
12/28/00                                                   10000                       10000                       10000
                                                            9610                      9929.7                       10000
                                                           10561                     11534.4                       11014
                                                         8123.08                     8354.09                     8143.75
                                                         6764.24                     6972.28                     6950.69
                                                         8033.15                     8392.58                     8308.16
                                                         7893.27                     8056.88                        7921
                                                         7643.49                     8077.02                     7805.36
                                                         6954.04                     7501.94                      7166.1
                                                         6164.76                     6523.68                     6271.05
                                                         4995.92                     5203.29                     4925.28
10/31/01                                                 5765.29                     6038.42                     5670.97

                                GROWTH OF A $10,000 INVESTMENT                           CUMULATIVE TOTAL RETURNS
                      --------------------------------------------------         -----------------------------------------
                                        GOLDMAN SACHS   LIPPER SCIENCE &                       SINCE        SINCE
                       WITH   WITHOUT      TECHNOLOGY         TECHNOLOGY                   INCEPTION    INCEPTION
                       LOAD      LOAD     COMPOSITE**     FUNDS AVERAGE+                      W/LOAD   W/OUT LOAD
--------------------------------------------------------------------------------------------------------------------------
CLASS A -- 12/28/00   N/A++   $ 5,765   $       6,038   $          5,671                       N/A++      -42.30%

 * The Russell 2000 Growth Index is an unmanaged capitalization weighted price-only index that is comprised of 2000 of the smallest growth stocks in the Russell 3000 Index. It is not possible to invest directly in an index.

** The Goldman Sachs Technology Composite is a modified capitalization weighted index of selected technology stocks. The index was developed with a base value of 100 as of April 30, 1996. It is not possible to invest directly in an index.

 + The Lipper Small Company Growth Funds Average and the Lipper Science &
   Technology Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Funds are as of 12/30/00.

++ For each Fund's fiscal period ended October 31, 2001, no sales loads were charged. If the sales load were reflected, the beginning and ending values in the hypothetical illustrations would have been $9,450 and $7,960 for LMCG Small Cap Growth Fund and $9,450 and $5,448 for LMCG Technology Fund, respectively. In addition, total return for the period would have been -20.40% for LMCG Small Cap Growth Fund and -45.52% for LMCG Technology Fund.

--------------------------------------------------------------------------------
LMCG SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

Shares                                            Value
------                                            -----

                COMMON STOCKS -- 90.3%
                AIR TRANSPORT -- 4.6%
 7,400          Atlantic Coast Airlines
                  Holdings, Inc.               $  138,972
 2,500          Forward Air Corporation            65,825
 9,500          SkyWest, Inc. (1)                 173,850
                                              -----------
                                                  378,647
                BANKS & FINANCE -- 1.0%
 5,800          BankUnited Financial
                Corporation                        84,680
                                              -----------

                BIOTECHNOLOGY-- 9.0%
 2,000          Angiotech Pharmaceuticals, Inc.    95,400
 2,200          Celgene Corporation                72,424
 5,200          Cell Genesys, Inc.                 93,080
 2,600          COR Therapeutics, Inc.             58,578
 2,300          Cubist Pharmaceuticals, Inc.       92,690
 6,700          Dendreon Corporation               58,625
 1,000          Enzon, Inc.                        61,850
 2,400          ILEX Oncology, Inc.                62,664
 8,500          Pain Therapeutics, Inc.            54,910
 2,800          Protein Design Labs, Inc.          92,428
                                                  742,649
                COMPUTER SERVICES, SOFTWARE &
                SYSTEMS ---13.2%
 2,700          Activision, Inc.                   97,605
13,500          Actuate Corporation                56,025
 1,800          Brooks Automation, Inc.            58,104
 4,700          Computer Network Technology
                  Corporation                      68,620
 8,000          Eclipsys Corporation               99,920
   200          FactSet Research Systems,
                  Inc. (1)                          4,950
 3,800          HNC Software, Inc.                 65,740
 3,600          Internet Security Systems, Inc.    95,220
10,400          Interwoven, Inc.                   76,024
 3,200          Manugistics Group, Inc.            24,881
 7,100          McDATA Corporation Class B        111,257
 4,900          Networks Associates, Inc.          94,080
 4,200          Peregrine Systems, Inc.            60,648
 7,100          SmartForce Public Ltd. Company
                  PLC ADR                         116,866
 1,100          THQ, Inc.                          54,780
                                              -----------
                                                1,084,720
                COMPUTER TECHNOLOGY-- 3.7%
 5,700          Avocent Corporation               106,362
 4,100          Emulex Corporation                 97,088
 2,600          QLogic Corporation                102,310
                                              -----------
                                                  305,760
                DRUGS & PHARMACEUTICALS -- 2.6%
 1,700          Medicis Pharmaceutical
                Corporation                        98,073
 3,100          NPS Pharmaceuticals, Inc.         112,003
                                              -----------
                                                  210,076
Shares                                         Value
------                                         -----
                EDUCATION SERVICES-- 6.5%
 6,200          Career Education Corporation   $  161,634
 3,600          DeVry, Inc.                        97,020
 4,400          Edison Schools, Inc.               82,940
 1,800          Education Management
                  Corporation                      62,100
 6,000          Sylvan Learning Systems, Inc.     134,400
                                                  538,094
                ELECTRONICS: SEMICONDUCTORS &
                COMPONENTS -- 18.4%
 8,000          Aeroflex, Inc.                    117,360
 3,900          Alpha Industries, Inc.             90,792
 3,200          Cirrus Logic, Inc.                 36,561
 5,800          Cree, Inc.                        104,110
 7,800          Entegris, Inc.                     59,982
 3,700          Exar Corporation                   83,398
 6,600          Kopin Corporation                  83,094
 2,800          Merix Corporation                  47,264
 3,600          Microsemi Corporation             126,000
15,600          Oak Technology                    155,844
10,000          Pericom Semiconductor
                  Corporation                     134,500
                                              -----------
 3,500          PRI Automation, Inc.               57,540
 5,700          Sage, Inc.                        145,350
 3,300          Semtech Corporation               124,575
 8,100          SIPEX Corporation                  69,660
 7,900          Vitesse Semiconductor
                  Corporation                      74,576
                                              -----------
                                                1,510,606

                HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.7%
 2,800          Med-Design Corporation             56,140

                HEALTH CARE SERVICES-- 8.7%
 3,300          Accredo Health, Inc.              112,596
 3,100          AmeriPath, Inc.                    87,141
 5,300          Covance, Inc.                      97,255
 5,400          Priority Healthcare
                  Corporation Class B             156,006
 4,000          Province Healthcare Company       110,200
 3,000          Quintiles Transnational
                Corporation                        47,580
 3,700          Specialty Laboratories, Inc.      106,597
                                              -----------
                                                  717,375
                MACHINERY: OIL WELL EQUIPMENT
                & SERVICES -- 4.3%
 5,500          Cal Dive International, Inc.      114,895
 1,500          Cooper Cameron Corporation         58,500
 4,400          ENSCO International, Inc. (1)      87,120
 1,900          Smith International, Inc.          89,870
                                              -----------
                                                  350,385


See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

Shares                                            Value
------                                            -----
            PRODUCTION TECHNOLOGY
              EQUIPMENT -- 3.2%
 2,700      Cymer, Inc. $                          56,430
 5,000      LTX Corporation                        82,300
 5,100      Photronics, Inc.                      126,582
                                              -----------
                                                  265,312
            RADIO AND TV BROADCASTERS-- 3.0%
 4,700      Cox Radio, Inc.                       101,990
 4,500      Insight Communications
              Company, Inc.                        92,250
 3,200      SBS Broadcasting SA                    48,480
                                              -----------
                                                  242,720
            RESTAURANTS-- 2.0%
 4,300      California Pizza Kitchen, Inc.         77,314
 3,000      The Cheesecake Factory, Inc.           84,600
                                              -----------
                                                  161,914
            RETAIL -- 1.6%
 2,300      Electronics Boutique Holdings
              Corporation                          71,415
 6,900      The Gymboree Corporation               59,685
                                              -----------
                                                  131,100
            SERVICES: COMMERCIAL-- 6.2%
 1,800      Administaff, Inc.                      40,482
 7,750      CoStar Group, Inc.                    143,685
 4,900      DiamondCluster International,
              Inc.                                 50,470
 5,800      Exult, Inc.                            81,200
 2,500      FreeMarkets, Inc.                      33,425
 1,300      NetSolve, Inc.                         11,583
 4,900      The Corporate Executive
            Board Company                         149,793
                                              -----------
                                                  510,638
            TELECOMMUNICATIONS EQUIPMENT--     1.6%
 6,000      Finisar Corporation                    46,920
19,800      Stratos Lightwave, Inc.                81,180
                                              -----------
                                                  128,100
            TOTAL COMMON STOCKS
            (Cost $7,467,667)                   7,418,916
                                              -----------
Principal
 Amount                                            Value
 ------                                            -----
            REPURCHASE AGREEMENT -- 7.3%
$600,000    State Street Bank & Trust
              Company, 0.500%,
              11/01/2001 (2)                   $  600,000
                                              -----------
            TOTAL REPURCHASE
            AGREEMENT
            (Cost $600,000)                       600,000
                                              -----------
            TOTAL INVESTMENTS
            (Cost $8,067,667)-- 97.6%           8,018,916
            OTHER ASSETS LESS
              LIABILITIES -- 2.4%                 198,207
                                              -----------
            TOTAL NET
              ASSETS-- 100.0%                  $8,217,123
                                              ===========

(1) Denotes income producing security. All other securities are non-income producing.
(2) The repurchase agreement, dated 10/31/2001, with a repurchase price of $600,008, is collateralized by a $505,000 Federal National Mortgage Association, 7.125%, due 01/15/2030, valued at $614,918.



See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG TECHNOLOGY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

Shares                                           Value
------                                           -----
             COMMON STOCKS -- 84.9%
             BIOTECHNOLOGY -- 4.3%
  300        Amgen, Inc.                       $   17,046
  300        Cubist Pharmaceuticals, Inc.          12,090
                                              -----------
                                                   29,136
             COMMUNICATIONS TECHNOLOGY-- 2.3%
  500        AOL Time Warner, Inc.                 15,605
                                              -----------
             COMPUTER SERVICES, SOFTWARE
               & SYSTEMS -- 30.1%
  300        Adobe Systems, Inc. (1)                7,920
  400        Amdocs Ltd.                           10,444
  300        Citrix Systems, Inc.                   7,020
1,000        Compuware Corporation                 10,280
  600        Dell Computer Corporation             14,388
  400        eBay, Inc.                            20,992
  200        Electronic Arts, Inc.                 10,292
  400        Electronic Data Systems
             Corporation (1)                       25,748
  350        Hewlett-Packard Company (1)            5,890
  100        International Business
             Machines Corporation (1)              10,807
  400        Intuit, Inc.                          16,088
  700        Microsoft Corporation                 40,705
  600        Oracle Corporation                     8,136
  450        Rational Software Corporation          5,904
  300        Siebel Systems, Inc.                   4,899
  550        Sun Microsystems, Inc.                 5,583
                                              -----------
                                                  205,096
             COMPUTER TECHNOLOGY -- 6.0%
  400        Brocade Communications
               Systems, Inc.                        9,820
  750        EMC Corporation                        9,240
  200        QLogic Corporation                     7,870
  500        VERITAS Software Corporation          14,190
                                              -----------
                                                   41,120
             DRUGS & PHARMACEUTICALS-- 2.6%
  300        Johnson & Johnson (1)                 17,373
                                              -----------
             ELECTRONICS: SEMICONDUCTORS
               & COMPONENTS -- 15.1%
  200        Analog Devices, Inc.                   7,600
  200        Applied Materials, Inc.                6,822
  800        Intel Corporation (1)                 19,536
  200        Intersil Corporation                   6,550
  200        Microchip Technology, Inc.             6,244
  200        Micron Technology, Inc.                4,552
  200        NVIDIA Corporation                     8,572
  200        Semtech Corporation                    7,550
  400        Texas Instruments, Inc. (1)           11,196
  300        Xilinx, Inc.                           9,126
  600        Zoran Corporation                     15,174
                                              -----------
                                                  102,922
Shares                                            Value
------                                            -----
             ENERGY SERVICES-- 1.8%
  500        Calpine Corporation               $   12,375
                                              -----------
             SECURITY -- 3.3%
  300        Check Point Software
               Technologies Ltd.                    8,856
  250        Symantec Corporation                  13,748
                                              -----------
                                                   22,604
             SERVICES: COMMERCIAL-- 7.5%
1,000        Concord EFS, Inc.                     27,370
1,700        Exult, Inc.                           23,800
                                              -----------
                                                   51,170
             TELECOMMUNICATIONS
               EQUIPMENT -- 5.5%
  700        Cisco Systems, Inc.                   11,844
  650        ONI Systems Corporation                3,178
  450        Tyco International Ltd. (1)           22,113
                                              -----------
                                                   37,135
             WIRELESS TELECOMMUNICATION
             SERVICES -- 6.4%
1,400        Nokia Oyj ADR (1)                     28,714
  300        QUALCOMM, Inc.                        14,736
                                              -----------
                                                   43,450
             TOTAL COMMON STOCKS
             (Cost $802,275)                      577,986
                                              -----------

             MUTUAL FUNDS-- 5.3%
  500        Nasdaq 100 Trust                      17,065
  900        Technology Select Sector
               SPDR Fund (1)                       19,287
                                              -----------
             TOTAL MUTUAL FUNDS
             (Cost $36,352)                        36,352
                                              -----------
             TOTAL INVESTMENTS
             (Cost $838,627)-- 90.2%              614,338
             OTHER ASSETS LESS
               LIABILITIES -- 9.8%                 66,863
                                              -----------
             TOTAL NET
               ASSETS-- 100%                   $  681,201
                                              ===========

(1) Denotes income producing security. All other securities are non-income producing.


See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                         LMCG
                                                       SMALL CAP        LMCG
                                                        GROWTH       TECHNOLOGY
                                                         FUND           FUND
                                                     -------------------------------------------
ASSETS
Investments in securities, at value                  $ 7,418,916    $   614,338
Repurchase agreement                                     600,000              -
Cash                                                         723        114,422
Dividends receivable                                           -             14
Interest receivable                                            8              -
Receivable for securities sold                           464,213              -
Prepaid expenses                                              69             69
Due from Adviser                                          31,588         20,465
                                                     -----------    -----------

TOTAL ASSETS                                           8,515,517        749,308
                                                     -----------    -----------
LIABILITIES
Payable for securities purchased                         258,122         36,352
Payable for Fund shares redeemed                              63              -
Advisory fee payable                                       5,883            456
Distribution fees payable                                      -            142
Administrative and custody fees payable                    2,213              -
Transfer agent fees payable                                3,580          3,154
Accrued Trustees fees and expenses                         3,124          3,124
Accrued expenses and other accounts payable               25,409         24,879
                                                     -----------    -----------
TOTAL LIABILITIES                                        298,394         68,107
                                                     -----------    -----------
NET ASSETS                                           $ 8,217,123    $   681,201
                                                     ===========    ===========

NET ASSETS
Capital paid-in                                      $ 8,477,110    $ 1,183,171
Accumulated net investment loss                                -              -
Accumulated net realized loss on investments            (211,236)      (277,681)
Net unrealized depreciation on investments               (48,751)      (224,289)
                                                     -----------    -----------
NET ASSETS                                           $ 8,217,123    $   681,201
                                                     ===========    ===========

CLASS A SHARES
Net asset value, offering and redemption price
  per share                                          $      8.42    $      5.77
Total shares outstanding at end of period                976,191        118,072
Cost of securities including repurchase agreements   $ 8,067,667    $   838,627


See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD DECEMBER 28, 2000 (COMMENCEMENT OF OPERATIONS)
TO OCTOBER 31, 2001

                                                 LMCG
                                                SMALL CAP     LMCG
                                                 GROWTH   TECHNOLOGY
                                                  FUND       FUND
                                              -----------------------------
INVESTMENT INCOME
Dividend income                               $     905    $   1,211
Interest income                                   7,011        1,745
                                              ---------    ---------
    Total Income                                  7,916        2,956
                                              ---------    ---------
EXPENSES
Investment advisory fees                         40,603        5,933
Distribution fees                                11,279        1,854
Administrative fees                              83,184       82,712
Custodian fees                                   58,198       34,981
Audit fees                                       15,000       15,000
Legal fees                                       13,612        5,000
Printing expenses                                 5,000        5,000
Trustees fees                                    12,499       12,499
Transfer agent fees                              31,649       30,050
Registration fees                                 5,249        6,249
Insurance                                         2,481        2,481
Other                                             1,602          624
                                              ---------    ---------
    Total Expenses                              280,356      202,383
                                              ---------    ---------
Expenses reimbursed/waived by Adviser          (212,676)    (192,000)
                                              ---------    ---------
    Net Expenses                                 67,680       10,383
                                              ---------    ---------
    Net Investment Loss                         (59,764)      (7,427)
                                              ---------    ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments sold          (211,236)    (277,681)
Change in net unrealized depreciation
on investments                                  (48,751)    (224,289)
                                              ---------    ---------
    Net Loss                                   (259,987)    (501,970)

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                             $(319,751)   $(509,397)
                                              =========    =========


See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2001

                                                              LMCG
                                                            SMALL CAP         LMCG
                                                             GROWTH       TECHNOLOGY
                                                              FUND            FUND
                                                         -----------------------------------
DECREASE IN NET ASSETS
From operations:
    Net investment loss                                    $   (59,764)   $    (7,427)
    Net realized loss on investments                          (211,236)      (277,681)
    Net unrealized depreciation on investments                 (48,751)      (224,289)
                                                           -----------    -----------
Net decrease in net assets resulting from operations          (319,751)      (509,397)
                                                           -----------    -----------
Dividends and distributions to shareholders:
    From net investment income                                       -              -
    From net realized capital gains                                  -              -
                                                           -----------    -----------
                                                                     -              -

FUND SHARE TRANSACTIONS:
    Sale of shares                                           8,539,666      1,107,023
    Reinvestment of distributions                                    -              -
    Redemption of shares                                        (2,802)       (16,425)
                                                           -----------    -----------
Total increase from Fund share transactions                  8,536,864      1,090,598
                                                           -----------    -----------

Net Assets
    Beginning of period                                             10        100,000
                                                           -----------    -----------
    End of period                                          $ 8,217,123    $   681,201
                                                           ===========    ===========

Accumulated net investment loss                            $         -    $         -
                                                           ===========    ===========

CHANGES IN FUND SHARES
CLASS A SHARE TRANSACTIONS:
    Sale of shares                                             976,550        111,070
    Reinvestment of distributions                                    -              -
    Redemption of shares                                          (360)        (2,998)
                                                           -----------    -----------
Net increase in Class A share transactions                     976,190        108,072
                                                           ===========    ===========



See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - A SHARES
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD DECEMBER 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2001

                                                            LMCG
                                                          SMALL CAP      LMCG
                                                           GROWTH     TECHNOLOGY
                                                            FUND         FUND
                                                         ---------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD                   $   10.00     $ 10.00

Investment Operations:
   Net Investment Loss                                       (0.06)      (0.06)
   Net Realized and Unrealized
      Loss on Investments                                    (1.52)      (4.17)
                                                         ---------     -------

TOTAL FROM INVESTMENT OPERATIONS                             (1.58)      (4.23)
                                                         ---------     -------

LESS DISTRIBUTIONS:
   From Net Investment Income                                   --          --
   From Net Realized Capital Gains                              --          --
                                                         ---------     -------
Total Distributions                                             --          --
                                                         ---------     -------
NET ASSET VALUE AT END OF PERIOD                         $    8.42     $  5.77
                                                         =========     =======


TOTAL RETURN                                                (15.80)%    (42.30)%


Net Assets at End of Period (000's)                      $   8,217     $   681

Ratios to Average Net Assets:
Expenses excluding reimbursement/waiver of fees (a)           6.21%      27.29%

Expenses including reimbursement/waiver of fees (a)           1.50%       1.40%

Net investment income including reimbursement/
waiver of fees (a)                                           (1.32)%     (1.00)%

PORTFOLIO TURNOVER RATE                                     238.45%     143.04%

(a)  Annualized.

See notes to Financial Statements

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

NOTE  1 - ORGANIZATION

LMCG Funds (the "Trust") was organized as a Massachusetts business trust on June 29, 2000, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust has an unlimited number of authorized shares, which are divided among five investment portfolios. Included in this report are two of the funds that have commenced operations: LMCG Small Cap Growth Fund, a diversified portfolio, and LMCG Technology Fund, a non-diversified portfolio (collectively, the "Funds"). Each Fund has a different investment objective. LMCG Small Cap Growth Fund seeks capital growth by investing in equity securities of smaller capitalization U.S. companies. LMCG Technology Fund seeks capital growth by investing in securities of technology companies. On October 30, 2001, LMCG Mid Cap Growth Fund and LMCG Small Cap Tax-Sensitive Fund, both former series of the Trust, were terminated and liquidated.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States that require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds, which are in conformity with accounting principles generally accepted in the United States.

VALUATION OF INVESTMENTS:
Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS:
When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS:
Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

EXPENSES:
Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds in such a manner as deemed equitable by the Trust.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES
It is the policy of the Trust for each Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their investment income and capital gains, if any, during each calendar year, the Funds will not be subject to a federal excise tax.

As of October 31, 2001, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

FUND                                                   AMOUNT     EXPIRATION DATE
----                                                   ------     ---------------
LMCG Small Cap Growth Fund                            $ 88,459        October 2009
LMCG Technology Fund                                   277,681        October 2009


The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions or from capital paid-in, depending on the type of book/tax differences that exist.

At October 31, 2001, the Trust reclassified the following amounts between capital paid in and accumulated net investment loss:

                                                                                       INCREASE
                                                                                       ACCUMULATED
                                                  DECREASE                             NET INVESTMENT
                                                  CAPITAL PAID-IN                      LOSS
                                                  ---------------                      ----
LMCG Small Cap Growth Fund                        $(59,764)                            $59,764
LMCG Technology Fund                              $(7,427)                             $7,427

These reclassifications had no impact on the net asset value of the Funds and are designed to present each Fund's capital account on a tax basis.

NOTE 3 - INVESTMENT ADVISORY FEES

The Trust has entered into an investment advisory agreement with Lee Munder Investments Ltd. (the "Adviser"). Under this agreement, the Adviser provides investment management services to the Funds and is entitled to receive for its services compensation, payable monthly, at the annual rates of each Fund's average daily net assets as follows:

LMCG Small Cap Growth Fund              0.90%
LMCG Technology Fund                    0.80%

For the first 12 months of each Fund's operations, the Adviser has agreed to limit the total expenses to 1.50% of the average daily net assets of LMCG Small Cap Growth Fund and to 1.40% of the average daily net assets of LMCG Technology Fund. Thereafter, any such expense limitation will be voluntary and may be revised or terminated at any time.

The Adviser has agreed to pay the organizational costs of the Trust.

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

NOTE 4 - ADMINISTRATOR, CUSTODIAN, DISTRIBUTOR AND TRANSFER AGENT

State Street Bank & Trust Company ("State Street") provides certain administration services to the Trust. For its services, State Street is entitled to receive compensation at an annual rate, payable monthly, calculated as a percentage of the average daily net assets of each Fund, subject to certain minimums. State Street also provides custodial services to the Trust.

Funds Distributor, Inc., an indirect wholly owned subsidiary of The BISYS Group, Inc., provides certain administration services to the Trust at negotiated rates pursuant to an Administration Agreement. Funds Distributor, Inc. also serves as distributor of the Trust's shares pursuant to a Distribution Agreement.

PFPC Inc. provides transfer agent and shareholder services to the Trust at negotiated rates pursuant to a Transfer Agency Services Agreement.

NOTE 5 - SERVICE PLANS

The Funds have entered into a Shareholder Servicing Plan and Shareholder Service Agreement (collectively, "the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund to pay financial intermediaries for shareholder support services provided to the Trust and the shareholders of the Funds. Under the Plan, the Trust may pay an annual fee of up to 0.25% of the average daily net assets of each Fund for such services. Effective May 1, 2001, this fee currently is being waived for LMCG Small Cap Growth Fund, but may be charged again in the future.

NOTE 6 - TRUSTEES' FEES

The Trust pays no compensation to Trustees who are "interested persons" of the Trust (as that term is defined in the 1940 Act). For their services, Trustees who are not interested persons of the Trust receive an annual retainer of $25,000.

NOTE 7 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the period ended October 31, 2001 were as follows:

                                             Purchases                  Sales
                                             ---------                  -----
LMCG Small Cap Growth Fund                  $18,416,181              $10,737,278
LMCG Technology Fund                          2,136,522               1,020,214

At October 31, 2001, the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                           Identified                Gross Unrealized                  Net Unrealized
                                             Cost               Appreciation/(Depreciation)            (Depreciation)
                                           ----------           ---------------------------            --------------
LMCG Small Cap Growth Fund                 $8,190,444              $489,116      $(660,644)              $(171,528)
LMCG Technology Fund                          855,045                28,476       (269,183)               (240,707)

NOTE 8 -  BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of a Fund as of October 31, 2001 and the total percentage of the Fund held by such shareholders.

                           5% OR GREATER SHAREHOLDERS
--------------------------------------------------------------------------------

                                         NUMBER              % OF FUND HELD
                                         ------              --------------
LMCG Small Cap Growth Fund                  3                     92.53%
LMCG Technology Fund                        3                     92.95%

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF LMCG FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LMCG Small Cap Growth Fund and LMCG Technology Fund, two of the portfolios constituting LMCG Funds (Trust) as of October 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMCG Small Cap Growth Fund and LMCG Technology Fund as of October 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 10, 2001

--------------------------------------------------------------------------------
LMCG FUNDS
--------------------------------------------------------------------------------

Board of Trustees
        Lee P. Munder
        Lisa Anne Rosen
        Robert Smith

Officers
        Lee P. Munder, Chairman
        Kenneth L. Swan, President
        Terry H. Gardner, Vice President, CFO & Secretary
        Libby E. Wilson, Vice President, Treasurer & Assistant Secretary Christopher J. Kelley, Vice President & Assistant Secretary Nicholas S. Battelle, Vice President

Investment Adviser
        Lee Munder Investments Ltd.
        200 Clarendon Street
        28th Floor
        Boston, MA 02116

Transfer Agent
        PFPC
        4400 Computer Drive
        Westborough, MA 01581

Administrator & Distributor
        Funds Distributor, Inc.
        60 State Street
        Suite 1300
        Boston, MA 02109

Custodian & Administrator
        State Street Bank & Trust Company
        225 Franklin Street
        Boston, MA 02110

Legal Counsel
        Ropes & Gray
        One International Place
        Boston, MA 02110

Independent Auditors
        Arthur Andersen LLP
        225 Franklin Street
        Boston, MA 02110

Investment Adviser:  Lee Munder Investments Ltd.

DISTRIBUTOR:  FUNDS DISTRIBUTOR, INC.                                    ANN1001